                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 2, 2000



                                OLIN CORPORATION



             (Exact name of registrant as specified in its charter)

           Virginia                           1-1070                             13-1872319
(State or Other Jurisdiction of       (Commission File Number)       (IRS Employer Identification No.)
          Incorporation)

        P.O. Box 4500, 501 Merritt 7,                                             06856-4500
            Norwalk, Connecticut                                                  (Zip Code)
    (Address of principal executive offices)

                                (203) 750-3000
             (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 5.    Other Events.
           -------------

  On October 2, 2000, Olin Corporation ("Olin") announced that its letter of intent to form a chlor-alkali partnership with Occidental Petroleum Corporation has expired. Olin said that partnership negotiations have been discontinued primarily because of regulatory issues, and certain other matters on which the parties could not agree.

  Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release.


Item 7.    Exhibits.
           ---------

     Exhibit No.                                   Exhibit
     -----------                                   -------
        99.1           Press Release, dated October 2, 2000.


                              SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OLIN CORPORATION



                              By:    /s/ Johnnie M. Jackson, Jr.
                                     ---------------------------
                              Name:      Johnnie M. Jackson, Jr.
                              Title:     Vice President, General
                                         Counsel and Secretary


Date:  October 3, 2000

                                 EXHIBIT INDEX

   Exhibit No.                                    Exhibit
   -----------                                    -------
       99.1         Olin Press Release, dated October 2, 2000.